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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Report): June 15, 1995
                                                         -------------

                          Rowe Furniture Corporation
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            (exact name of registrant as specified in its charter)

          Nevada                  1-10226                 54-0458563
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      (State or other           (Commission              (IRS Employer
      jurisdiction of           File Number)             Identification
       incorporation)                                        Number)

                    239 Rowan Street, Salem, Virginia 24153
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              (Address of principal executive offices  Zip Code)

       Registrant's telephone number, including area code: 703-389-8671
                                                           ------------

                                     None
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         (Former name or former address, if changed since last report)


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                             ITEMS OF INFORMATION
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Item 5. Other Materially Important Events.
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On June 15, 1995, Rowe Furniture Corporation announced the completion of the
750,000 share stock buy-back program (adjusted for a three-for-two stock split) which was approved by the Board of Directors on July 29, 1994.

Exhibits.
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None


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROWE FURNITURE CORPORATION
                                          --------------------------
                                          Registrant

Date: July 14, 1995                       /s/  ARTHUR H. DUNKIN
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                                          Arthur H. Dunkin
                                          Secretary-Treasurer


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